UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023 (May 23, 2023)

Vivos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

(866) 908-4867

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of a Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 23, 2023, Vivos Therapeutics, Inc. (the “Company”) received a staff deficiency notice from The Nasdaq Stock Market (“Nasdaq”) indicating that, because Nasdaq has not yet received the Company’s Form 10-Q for the quarter ended March 31, 2023, the Company no longer complies with the Nasdaq Listing Rules for continued listing under Rule 5250(c)(1) (the “Periodic Filing Requirement”).

Nasdaq’s notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market.

The Company’s failure to file its Form 10-Q for the quarter ended March 31, 2023 is considered a delinquency under the Nasdaq Listing Rules. The Company now has 60 calendar days, or until July 22, 2023, to submit a plan to regain compliance. If Nasdaq accepts our plan, Nasdaq can grant an exception of up to 180 calendar days from the due date of the filing, or until November 20, 2023, to regain compliance.

The Company was unable to file its Form 10-Q for the quarter ended March 31, 2023 within the prescribed time period without unreasonable effort or expense. As disclosed in its Current Report on Form 8-K filed on May 9, 2023, effective May 3, 2023, the Company dismissed its former independent registered public accounting firm, Plante & Moran, PLLC, and engaged Moss Adams LLP (“Moss Adams”) as its registered public accounting firm. As a result of the Company’s transition to a new independent registered public accounting firm, the Company and Moss Adams require additional time to complete the Company’s procedures related to the Form 10-Q and related financial statement review procedures.

The Company plans to file its Form 10-Q for the quarter ended March 31, 2023 in the coming weeks. Such filing would resolve any delinquent filing concerns by Nasdaq; however assurance can be given that the Company will be able to regain compliance with the Periodic Filing Requirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOS THERAPEUTICS, INC.

Dated: May 26, 2023	By:	/s/ Bradford Amman
	Name:	Bradford Amman
	Title:	Chief Financial Officer